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                                                      Rule 497(e)
                                                      Registration No. 33-36528

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                   PROSPECTUS SUPPLEMENT DATED JUNE 4, 1998
                                      TO
                        PROSPECTUS DATED APRIL 1, 1998

CHANGE TO MINIMUM INITIAL INVESTMENT

     On page 51 of the Prospectus, the second sentence of the third paragraph of the section captioned "Purchase of Shares" is revised to read as follows:

     "The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund."

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE